Exhibit 1
                                                                       ---------



                             JOINT FILING AGREEMENT

            The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of Dime Bancorp, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated:  July 13, 2000


                              WARBURG, PINCUS EQUITY PARTNERS, L.P.

                              By: Warburg, Pincus & Co.,
                                  General Partner

                                  By:  /s/ Stephen Distler
                                     ---------------------------------
                                     Name:   Stephen Distler
                                     Title:  Partner


                              WARBURG, PINCUS & CO.

                              By:  /s/ Stephen Distler
                                  ------------------------------------
                                  Name:   Stephen Distler
                                  Title:  Partner


                              E.M. WARBURG, PINCUS & CO., LLC

                              By:  /s/ Stephen Distler
                                  ------------------------------------
                                  Name:   Stephen Distler
                                  Title:  Member


                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I,
                              C.V.

                              By: Warburg, Pincus & Co.,
                                  General Partner

                                  By:  /s/ Stephen Distler
                                     ---------------------------------
                                     Name:   Stephen Distler
                                     Title:  Partner

                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II,
                              C.V.

                              By: Warburg, Pincus & Co.,
                                  General Partner

                                  By:  /s/ Stephen Distler
                                     ---------------------------------
                                     Name:   Stephen Distler
                                     Title:  Partner


                              WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS
                              III, C.V.

                              By: Warburg, Pincus & Co.,
                                  General Partner

                                  By:  /s/ Stephen Distler
                                     ---------------------------------
                                     Name:   Stephen Distler
                                     Title:  Partner

                                   SCHEDULE I


            Set forth below is the name, position and present principal occupation of each of the general partners of Warburg, Pincus & Co. ("WP") and members of E.M. Warburg, Pincus & Co., LLC ("EMW LLC"). The sole general partner of Warburg, Pincus Equity Partners, L.P. ("WPEP") is WP. WPEP, WP, and EMW LLC are hereinafter collectively referred to as the "Reporting Entities". Except as otherwise indicated, the business address of each of such persons is 466 Lexington Avenue, New York, New York 10017, and each of such persons is a citizen of the United States.

                             GENERAL PARTNERS OF WP
                             ----------------------

                                   PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                      TO POSITION WITH WP, AND POSITIONS
          NAME                           WITH THE REPORTING ENTITIES
---------------------    -------------------------------------------------------

Joel Ackerman            Partner of WP; Member and Managing Director of EMW LLC

Harold Brown             Partner of WP; Member and Senior Managing Director of
                         EMW LLC

W. Bowman Cutter         Partner of WP; Member and Managing Director of EMW LLC

Cary J. Davis            Partner of WP; Member and Managing Director of EMW LLC

Stephen Distler          Partner of WP; Member, Managing Director and Treasurer
                         of EMW LLC

Stewart K. P. Gross      Partner of WP; Member and Managing Director of EMW LLC

Patrick T. Hackett       Partner of WP; Member and Managing Director of EMW LLC

Jeffrey A. Harris        Partner of WP; Member and Managing Director of EMW LLC

William H. Janeway       Partner of WP; Member and Senior Managing Director of
                         EMW LLC

Douglas M. Karp          Partner of WP; Member and Managing Director of EMW LLC

Charles R. Kaye          Partner of WP; Member and Managing Director of EMW LLC

Henry Kressel            Partner of WP; Member and Managing Director of EMW LLC

Joseph P. Landy          Partner of WP; Member and Managing Director of EMW LLC

Sidney Lapidus           Partner of WP; Member and Managing Director of EMW LLC

Kewsong Lee              Partner of WP; Member and Managing Director of EMW LLC

Jonathan S. Leff         Partner of WP; Member and Managing Director of EMW LLC

Reuben S. Leibowitz      Partner of WP; Member and Managing Director of EMW LLC

David E. Libowitz        Partner of WP; Member and Managing Director of EMW LLC

Nancy Martin             Partner of WP; Member and Managing Director of EMW LLC

Edward J. McKinley       Partner of WP; Member and Managing Director of EMW LLC

Rodman W. Moorhead III   Partner of WP; Member and Senior Managing Director of
                         EMW LLC

Howard H. Newman         Partner of WP; Member and Managing Director of EMW LLC

Gary D. Nusbaum          Partner of WP; Member and Managing Director of EMW LLC

Dalip Pathak             Partner of WP; Member and Managing Director of EMW LLC

Lionel I. Pincus         Managing Partner of WP; Managing Member, Chairman of
                         the Board and Chief Executive Officer of EMW LLC

John D. Santoleri        Partner of WP; Member and Managing Director of EMW LLC

Henry Schacht            Partner of WP; Member and Managing Director of EMW LLC

Steven G. Schneider      Partner of WP; Member and Managing Director of EMW LLC

Elizabeth H. Weatherman  Partner of WP; Member and Managing Director of EMW LLC

Pincus & Co.*

NL & Co.**


---------------------

* New York limited partnership; primary activity is ownership interest in WP and EMW LLC.
** New York limited partnership; primary activity is ownership interest in WP.

As of 7/00

                                  MEMBERS OF EMW LLC
                                  ------------------

                                   PRESENT PRINCIPAL OCCUPATION IN ADDITION
                                    TO POSITION WITH EMW LLC, AND POSITIONS
          NAME                            WITH THE REPORTING ENTITIES
---------------------    -------------------------------------------------------

Joel Ackerman            Member and Managing Director of EMW LLC; Partner of WP

Frank M. Brochin (1)     Member and Managing Director of EMW LLC

Harold Brown             Member and Senior Managing Director of EMW LLC; Partner
                         of WP

W. Bowman Cutter         Member and Managing Director of EMW LLC; Partner of WP

Cary J. Davis            Member and Managing Director of EMW LLC; Partner of WP

Stephen Distler          Member, Managing Director, and Treasurer of EMW LLC;
                         Partner of WP

Tetsuya Fukagawa (2)     Member and Managing Director of EMW LLC

Stewart K. P. Gross      Member and Managing Director of EMW LLC; Partner of WP

Alf Grunwald (3)         Member and Managing Director of EMW LLC

Patrick T. Hackett       Member and Managing Director of EMW LLC; Partner of WP

Jeffrey A. Harris        Member and Managing Director of EMW LLC; Partner of WP

Roberto Italia (4)       Member and Managing Director of EMW LLC

William H. Janeway       Member and Senior Managing Director of EMW LLC;
                         Partner of WP

Douglas M. Karp          Member and Managing Director of EMW LLC; Partner of WP

Charles R. Kaye          Member and Managing Director of EMW LLC; Partner of WP

Henry Kressel            Member and Managing Director of EMW LLC; Partner of WP

Rajiv B. Lall (5)        Member and Managing Director of EMW LLC

Joseph P. Landy          Member and Managing Director of EMW LLC; Partner of WP

Sidney Lapidus           Member and Managing Director of EMW LLC; Partner of WP

Kewsong Lee              Member and Managing Director of EMW LLC; Partner of WP

Jonathan S. Leff         Member and Managing Director of EMW LLC; Partner of WP

Reuben S. Leibowitz      Member and Managing Director of EMW LLC; Partner of WP

David E. Libowitz        Member and Managing Director of EMW LLC; Partner of WP

Nicholas J. Lowcock (6)  Member and Managing Director of EMW LLC

John W. MacIntosh (7)    Member and Managing Director of EMW LLC

Nancy Martin             Member and Managing Director of EMW LLC; Partner of WP

Edward J. McKinley       Member and Managing Director of EMW LLC; Partner of WP

James McNaught-Davis (6) Member and Managing Director of EMW LLC

Rodman W. Moorhead III   Member and Managing Director of EMW LLC; Partner of WP

Howard H. Newman         Member and Managing Director of EMW LLC; Partner of WP

Gary D. Nusbaum          Member and Managing Director of EMW LLC; Partner of WP

Dalip Pathak             Member and Managing Director of EMW LLC; Partner of WP

Lionel I. Pincus         Managing Member, Chairman of the Board and Chief
                         Executive Officer of EMW LLC; Managing Partner of WP

John D. Santoleri        Member and Managing Director of EMW LLC; Partner of WP

Henry Schacht            Member and Managing Director of EMW LLC; Partner of WP

Steven G. Schneider      Member and Managing Director of EMW LLC; Partner of WP

Dominic H. Shorthouse(6) Member and Managing Director of EMW LLC

Melchior Stahl (3)       Member and Managing Director of EMW LLC

Chang Q. Sun (8)         Member and Managing Director of EMW LLC

John L. Vogelstein       Member and Vice Chairman of EMW LLC; Partner of WP

Elizabeth H. Weatherman  Member and Managing Director of EMW LLC; Partner of WP

Jeremy S. Young (6)      Member and Managing Director of EMW LLC

Pincus & Co.*


(1) - Citizen of France
(2) - Citizen of Japan
(3) - Citizen of Germany
(4) - Citizen of Italy
(5) - Citizen of India
(6) - Citizen of United Kingdom
(7) - Citizen of Canada
(8) - Citizen of China
* New York limited partnership; primary activity is ownership interest in WP and EMW LLC


As of 7/00